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                                                                    Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Paradigm Oil And Gas Inc. (the "Company") on Form 10-K for the period from January 28, 2010 (Inception) through December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Ron Polli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: April 15, 2011


     /s/ Ron Polli


     Ron Polli
     Chief Executive Officer



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